SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 14, 2006

                           NEWKIRK REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                      1-32662                 20-3164488
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      0-50268                  11-3636084
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts        02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

      On March 14, 2006, The Newkirk Master Limited Partnership (the "Operating Partnership"), the operating partnership of Newkirk Realty Trust, Inc., entered into an agreement to sell its Toledo, Ohio property currently leased to Owens-Illinois for a purchase price of $33,000,000, $1,000,000 in cash plus assumption of the $32,000,000 of outstanding debt encumbering the property at September 29, 2006, the closing date. The purchaser, RVI Group, is the residual value insurer with respect to the property. As previously disclosed, Owens-Illinois has advised the Operating Partnership that it will be vacating the property at the expiration of its lease term, September 30, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of March, 2006.

                                          NEWKIRK REALTY TRUST, INC.


                                          By: /s/ Peter Braverman
                                              ----------------------------------
                                              Peter Braverman
                                              President

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of March, 2006.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: Newkirk Realty Trust, Inc.


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President